EXHIBIT 10.2
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                      LIQUIDATING TRUST AGREEMENT
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JMB INCOME PROP.-XIII
LIQUIDATING TRUST


    AGREEMENT AND DECLARATION OF TRUST by and among H. Rigel Barber, Jeffrey A. Gluskin and Gary Nickele (the "Liquidating Trustees"), and JMB Income Properties, Ltd.-XIII, a limited partnership governed by the Revised Uniform Limited Partnership Act (the "Act") of the State of Illinois (the "Partnership").

    WHEREAS on December 11, 1998 the last remaining real property interest of the Partnership was sold and all of the Partnership's assets have been reduced to cash or cash equivalents, and thus, pursuant to Section 8.1(ii) of the Partnership's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") and in accordance with the Act, the Partnership is dissolved, and JMB Realty Corporation, the Managing General Partner of the Partnership (the "Managing General Partner"), is authorized to wind up the affairs of the Partnership;

     WHEREAS, pursuant to the terms of that certain Purchase Agreement and Joint Escrow Instructions, dated as of November 9, 1998, by and between the Partnership and TA Realty Corp., a Massachusetts corporation (as amended or supplemented, the "Purchase Agreement"), the Partnership made certain representations, warranties and indemnities and undertook certain other obligations (collectively, the "Indemnity Obligations") in connection with the sale of its last remaining real property interest;

     WHEREAS, the Managing General Partner has determined that the Partnership presently holds, more or less, $1,140,254.28 in cash (the "Funds") and that there are or may be outstanding liabilities (whether fixed or contingent) of the Partnership, and/or creditors of the Partnership with contingent or unliquidated claims against the Partnership or claims that are not feasible to settle at this time, and thus, the Managing General Partner believes that a transfer of the Funds into a liquidating trust, that has as original Liquidating Trustees certain individuals who currently serve as officers of the Managing General Partner, is now appropriate;

     WHEREAS, the Funds represent a reasonable estimate of the amount required to pay (i) the maximum potential liability under the Indemnity Obligations, (ii) certain unpaid expenses and liabilities of the Partnership, and (iii) administrative expenses of the Liquidating Trust created hereby.

     NOW THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, subject to the terms and provisions set out below, the Partnership hereby grants, releases, assigns, transfers, conveys and delivers unto the Liquidating Trustees all of its right, title and interest in the Funds in trust for the uses and purposes stated herein. The Liquidating Trustees hereby accept such assets and such Liquidating Trust, subject to the same terms and provisions, to wit:



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ARTICLE I.

NAME AND DEFINITIONS

     1.1 NAME. This trust shall be known as the JMB Income Prop. - XIII Liquidating Trust (the ''Liquidating Trust").

     1.2 CERTAIN TERMS DEFINED. For all purposes of this instrument, unless the context otherwise requires:

          (a) "Agreement" or "Agreement of Trust" shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

           (b) "Beneficiaries" shall mean Partnership Interest Holders (as defined herein), and their legal representatives, who in accordance with the terms hereof, shall have surrendered their Partnership Interests for cancellation and have received in exchange appropriate Beneficial Interests (as defined herein) in the Liquidating Trust Estate (as defined herein). The Beneficiaries will be treated as grantors and deemed owners of the Liquidating Trust and they will be treated for federal income tax purposes as owning undivided interests in its assets.

          (c) "Beneficial Interest" shall mean the share of each Beneficiary in the Liquidating Trust Estate. On the Transfer Date (as defined herein) each Partnership Interest Holder shall receive a Beneficial Interest in the Liquidating Trust Estate determined by the ratio of the number of Partnership Interests (as defined herein) held by such Partnership Interest Holder on the Transfer Date to the aggregate number of issued and outstanding Partnership Interests held by all Partnership Interest Holders on the Transfer Date.

          (d) "Liquidating Trust Estate" shall mean all the property held from time to time by the Liquidating Trustees under this Agreement of Trust including but not limited to (i) proceeds from such property held, or from the sale thereof, (ii) dividends and other cash distributions received from any corporation, (iii) interest earned on any monies or securities held by the Liquidating Trustees under this Agreement of Trust, and (iv) any royalties or income of any kind; provided however that the Liquidating Trust shall not (A) acquire any listed stocks or securities, any readily-marketable assets or any operating assets of a going business, (B) retain cash in excess of a reasonable amount to meet fixed, contingent or unliquidated claims and contingent liabilities, (C) acquire any unlisted stock of a single issuer that represents eighty percent or more of the stock of such issuer, or (D) acquire any general or limited partnership interests.

           (e) "Liquidating Trustees" shall mean the original Liquidating Trustees (i.e., certain individuals who currently serve as officers of the Managing General Partner) and their successors.

           (f) "Partnership" shall mean JMB Income Properties, Ltd. - XIII, a limited partnership currently governed by the Revised Uniform Limited Partnership Act of the State of Illinois, which is intended to be liquidated and terminated after the execution of this instrument.

           (g) "Partnership Interests" shall mean the limited partnership interests (and assignee interests therein) of the Partnership outstanding on the date hereof, including those interests issued in the public offering made pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933 (Registration No. 33-4107) which closed on April 14, 1987, but excluding the interest of the special limited partner in the Partnership.



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          (h)  "Partnership Interest Holder" shall mean any holder of a
Partnership Interest listed in the Partnership Ownership List that is held by the Partnership's transfer agent, Gemisys Corporation, or (in place of any transferors) any person who acquires a Partnership Interest in the fourth quarter of the 1998 fiscal year.

           (i)  "Transfer Date" shall mean the date on which all the Funds
are    transferred into the Liquidating Trust.

     1.3 MEANING OF OTHER TERMS. Except where the context otherwise requires, words importing the masculine gender include the feminine and the neuter, if appropriate, words importing the singular number shall include the plural number and vice versa, and words importing persons shall include firms, associations, and corporations. All references herein to Articles, Sections, and other subdivisions refer to the corresponding Articles, Sections, and other subdivisions of this Agreement; and the words herein, hereof, hereby, hereunder, and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, or subdivision of the Agreement.


ARTICLE II.

NATURE OF TRANSFER

     2.1 PURPOSE OF LIQUIDATING TRUST. The sole purpose of this Liquidating Trust is to liquidate the Liquidating Trust Estate in a manner calculated to conserve and protect the Liquidating Trust Estate until such time as the proceeds can be distributed, and to collect and distribute the income and proceeds therefrom to the Beneficiaries in as prompt and orderly a fashion as possible after the payment of expenses and liabilities and the making of reasonable provision for claims and contingent liabilities, including without limitation any Indemnity Obligations. The Liquidating Trust shall have no objective to continue or engage in the conduct of a trade or business.

     2.2 NO REVERSION TO THE PARTNERSHIP. In no event shall any part of the Liquidating Trust Estate revert to or be distributed to the Partnership.

     2.3 INSTRUMENTS OF FURTHER ASSURANCE. The Partnership and such persons as shall have the right and power after the termination of the Partnership (including the Managing General Partner) will, upon reasonable request of the Liquidating Trustees, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to transfer and vest in the Liquidating Trustees the Funds in trust hereunder.

     2.4 PAYMENT OF THE PARTNERSHIP'S LIABILITIES. The Liquidating Trustees (in their capacity as trustees and not personally) hereby assume all the liabilities and claims (including unascertained or contingent liabilities and expenses) of the Partnership, subject to Section 7.2 (c). Should any liability be asserted against the Liquidating Trustees as the transferees of the Liquidating Trust Estate or as a result of the assumption made in this Section, the Liquidating Trustees may use such part of the Liquidating Trust Estate as they deem necessary or appropriate in contesting any such liability or in payment thereof.

     2.5 ASSIGNMENT FOR BENEFIT OF BENEFICIARIES. The Liquidating Trustees hereby declare and agree that they are holding the Liquidating Trust Estate solely for the benefit of the Beneficiaries of the Liquidating Trust, and hereby assign to each Partnership Interest Holder a pro rata Beneficial Interest in the Liquidating Trust Estate, and retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.




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ARTICLE III.

BENEFICIARIES

     3.1   BENEFICIAL INTERESTS.

           (a) The Beneficial Interest of each Partnership Interest Holder shall be determined by the Liquidating Trustees in accordance with Section 1.2(c) above. Such determination shall be based upon a certified copy of the list of Partnership Interest Holders as of the Transfer Date and shall take into account any transfers of Partnership Interests being made during the fourth quarter of the 1998 fiscal year (the "Partnership Ownership List"). To be able to determine the appropriate Beneficial Interest of each Partnership Interest Holder, on (or promptly after) the Transfer Date, the Managing General Partner will cause the transfer agent of the Partnership, Gemisys Corporation, to deliver a certified copy of the Partnership Ownership List to the Liquidating Trustees.

           (b) After execution of this Agreement, and upon the transfer of the Funds into the Liquidating Trust, outstanding Partnership Interests shall be deemed canceled. Concomitantly, a Beneficial Interest in the Liquidating Trust shall be created for each Partnership Interest Holder in an amount determined by the ratio of the number of Partnership Interests held by such Partnership Interest Holder to the aggregate number of issued and outstanding Partnership Interests held by all Partnership Interest Holders. Beneficial Interests in the Liquidating Trust shall not be represented by certificates, and no Beneficiary shall be entitled to such a certificate.

     3.2 RIGHTS OF BENEFICIARIES. Each Beneficiary shall be entitled to participation in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement of Trust. The Beneficial Interest of each Beneficiary is hereby declared and shall be in all respects personal property and upon the death of an individual Beneficiary his Beneficial Interest shall pass to his legal representative and such death shall not terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, possession of, management of, or control of, the Liquidating Trust Estate except as herein expressly provided. No widower, widow, heir, or devisee or any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property whatever forming a part of the Liquidating Trust Estate, but the whole title to all the Liquidating Trust Estate shall be vested in the Liquidating Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Agreement of Trust. The Beneficiaries will be treated as the grantors and deemed owners of the Liquidating Trust, and they will be treated for federal income tax purposes as owning undivided interests in its assets.

     3.3 NO TRANSFER OF INTERESTS OF BENEFICIARIES. The Beneficial Interest of a Beneficiary may not be transferred either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary, nor may a Beneficiary have authority or power to sell, assign, transfer, encumber, or in any other manner anticipate or dispose of his Beneficial Interest in the Liquidating Trust; provided, however, that the Beneficial Interest of a Beneficiary shall be assignable or transferable by will, intestate succession, or operation of law.

     3.4 APPLICABLE LAW. As to matters affecting the title, ownership, transferability, or attachment of the Beneficial Interest of a Beneficiary in the Liquidating Trust, the laws from time to time in force in the State of Illinois shall govern except as otherwise herein specifically provided.



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ARTICLE IV.

DURATION AND TERMINATION OF LIQUIDATING TRUST

     4.1 DURATION. The existence of the Liquidating Trust shall terminate on the date which is three years from the date of creation of the Liquidating Trust unless an earlier termination is required by the applicable laws of the State of Illinois or by the action of the Beneficiaries as provided in Section 4.2, or unless earlier terminated by the distribution of all of the Liquidating Trust Estate as provided in
Section 5.6. However, notwithstanding the foregoing, if there remains any contingent or unliquidated claims or any other outstanding contingent liabilities for which the Liquidating Trust may be responsible, the Liquidating Trust term may be extended, solely with respect to such claims and liabilities, for a period that is reasonably necessary to resolve such claims and liabilities; provided further, that if the life of the Liquidating Trust extends beyond three years from the Transfer Date, prior to such extension the Liquidating Trustees shall request additional no-action assurances from the Securities and Exchange Commission regarding the registration and reporting requirements of the Liquidating Trust under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any other applicable federal securities act.

     4.2 TERMINATION BY BENEFICIARIES. Subject to Section 4.1, the Liquidating Trust may be terminated at any time by the action of Beneficiaries having more than 50% of the aggregate Beneficial Interests as evidenced in the manner provided in Article XII.

     4.3 CONTINUANCE OF LIQUIDATING TRUSTEES' AUTHORITY AFTER TERMINATION. After the termination of the Liquidating Trust and for the purpose of winding up the affairs of the Liquidating Trust, the Liquidating Trustees shall continue to have the authority to act as such until their duties have been fully performed. Except as otherwise specifically provided herein, upon the termination of the Liquidating Trust, the Liquidating Trustees shall have no further duties or obligations hereunder.


ARTICLE V.

ADMINISTRATION OF LIQUIDATING TRUST ESTATE

     5.1 SALE OF LIQUIDATING TRUST ESTATE. The Liquidating Trustees may, at such times and for such amounts as they may deem appropriate, transfer, assign, or otherwise dispose of all or any part of the Liquidating Trust Estate as they deem appropriate at public auction or at private sale for cash or securities, or upon credit (either secured or unsecured as the Liquidating Trustees shall determine).

     5.2 CONTINUING EFFORTS TO RESOLVE CLAIMS AND LIABILITIES. The Liquidating Trustees will make continuing efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidating Trust may be responsible, dispose of the Liquidating Trust Estate, make timely distributions, and not unduly prolong the duration of the Liquidating Trust.

     5.3 CONTINUED COLLECTION OF PROPERTY OF LIQUIDATING TRUST ESTATE. All property that is determined to be a part of the Liquidating Trust Estate shall continue to be collected by the Liquidating Trustees and held as a part of the Liquidating Trust Estate. The Liquidating Trustees shall hold the Liquidating Trust Estate without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary's share of interest actually earned by the Liquidating Trust after payment of the Liquidating Trust's liabilities and expenses as provided in Section 5.4.



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     5.4   PAYMENT OF CLAIMS, EXPENSES AND LIABILITIES.  The Liquidating
Trustees shall pay from the Liquidating Trust Estate all claims, expenses, charges, liabilities, and obligations of the Liquidating Trust Estate and all liabilities and obligations which the Liquidating Trustees specifically assume and agree to pay pursuant to this Agreement of Trust and such transferee liabilities which the Liquidating Trustees may be obligated to pay as transferees of the Liquidating Trust Estate, including among the foregoing, and without limiting the generality of the foregoing, accounts payable of the Partnership and interest, taxes, assessments, and public charges of every kind and nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Liquidating Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Liquidating Trust Estate by the Liquidating Trustees. The Liquidating Trustees may, in their discretion, make reasonable provision by reserve or otherwise out of the Liquidating Trust Estate, for such amount as the Liquidating Trustees in good faith may reasonably determine to be necessary or desirable to meet present or future claims and liabilities of the Liquidating Trust, whether fixed or contingent.

     5.5 INTERIM DISTRIBUTIONS. At such time as may be determined by them, but not less than annually, the Liquidating Trustees shall distribute, or cause to be distributed, to the Beneficiaries of record on the close of business on such record date as the Liquidating Trustees may determine, in proportion to the respective Beneficial Interests of the Beneficiaries in the Liquidating Trust Estate, (i) an amount which represents the income from investments, and (ii) cash or non-cash property comprising the Liquidating Trust Estate; provided, however, that the amount described in (i) and (ii) shall be reduced by the retention of reasonable amounts of cash and property determined in the sole discretion of the Liquidating Trustees to be sufficient to meet claims and contingent liabilities.

     5.6 FINAL DISTRIBUTION. If the Liquidating Trustees determine that all claims, debts, liabilities, and obligations of the Liquidating Trust have been paid or discharged (except those of Beneficiaries with respect to their interests herein), or if the existence of the Liquidating Trust shall terminate pursuant to Sections 4.1 or 4.2, the Liquidating Trustees shall, as expeditiously as is consistent with the conservation and protection of the Liquidating Trust Estate, distribute the Liquidating Trust Estate to each Beneficiary of record on the close of business on such record date as the Liquidating Trustees may determine, in proportion to each Beneficiary's Beneficial Interest therein. In furtherance, and not in limitation, of the foregoing, the Liquidating Trustees shall make a final liquidating distribution to the Beneficiaries out of the remaining Liquidating Trust Estate as soon as practicable following the expiration of the Indemnity Obligations under the Purchase Agreement or, if a claim has arisen thereunder, as soon as practicable following resolution of such claim.

     5.7 FISCAL YEAR. The fiscal year of the Liquidating Trust shall end on December 31 of each year unless the Liquidating Trustees deem it advisable to establish some other date as the date on which the fiscal year of the Liquidating Trust shall end.

     5.8   ANNUAL REPORTS TO BENEFICIARIES; FEDERAL INCOME TAX
INFORMATION. As soon as practicable after the close of each fiscal year (other than 1998 but including the year in which the Liquidating Trust terminates as provided in Article IV or this Article V), but in any event within 90 days thereafter, the Liquidating Trustees shall prepare and mail to each Beneficiary a report for such fiscal year showing the assets and liabilities of the Liquidating Trust at the end of each such fiscal year and the receipts and disbursements of the Liquidating Trust for the period,


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including dates and amounts of distributions made by the Liquidating
Trustees and information regarding interest income received by the Liquidating Trustees on any obligations owing to the Liquidating Trust or the Liquidating Trustees, and such other information for such fiscal year as is reasonably available to the Liquidating Trustees which may be necessary or useful in determining the amount of taxable income from the Liquidating Trust that such Beneficiary may be required to include in his federal income tax return for such year. Such report shall also describe the changes in the Liquidating Trust's assets during the period and the
actions taken by the Liquidating Trustees during the period.   The
financial statements contained in such report shall be prepared in accordance with generally accepted accounting principles, but need not be audited by an independent public accountant. In addition, after receipt of a request in good faith, or in their discretion without such request, the Liquidating Trustees may furnish to any person who has been a Beneficiary at any time during the preceding fiscal year a statement containing such further information as is reasonably available to the Liquidating Trustees which may be helpful to such person for federal, state or local income tax purposes. The Liquidating Trustees shall file returns as a grantor trust pursuant to U.S. Treasury Regulation Section 1.671-4(a).

     5.9 INTERIM REPORTS TO BENEFICIARIES. During the course of a fiscal year, whenever a material event relating to the Liquidating Trust's assets occurs, the Liquidating Trustees shall, within a reasonable period of time after such occurrence, prepare and mail to the Beneficiaries an interim report describing such event. The occurrence of a material event need not be reported on an interim report if an annual report pursuant to
Section 5.8 will be issued at approximately the same time that such interim report would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Liquidating Trustees.


ARTICLE VI.

POWERS AND LIMITATIONS OF THE LIQUIDATING TRUSTEES

     6.1 LIMITATIONS ON LIQUIDATING TRUSTEES. The Liquidating Trustees shall not at any time, on behalf of the Liquidating Trust or Beneficiaries, enter into or engage in any business, except to the extent that both (1) the business was engaged in by the Partnership immediately prior to its liquidation and (2) the continuing conduct of the business activities is necessary to conserve or maintain the Liquidating Trust Estate and to facilitate expeditious liquidation of the Liquidating Trust Estate. The Liquidating Trustees shall have no power to invest or reinvest any of the funds held in the Liquidating Trust Estate, except that the Liquidating Trustees may, on a temporary basis or for purposes of retaining a reasonable amount of property to meet expenses, obligations, claims and contingent liabilities, invest any portion of the Liquidating Trust Estate in demand and time deposits at savings institutions, or short-term certificates of deposit or Treasury bills, or securities with short-term original or remaining maturities issued by state or local governments (or agencies or instrumentalities thereof). The Liquidating Trustees shall be restricted to the holding and collection of the Liquidating Trust Estate and the payment and distribution thereof for the purpose set forth in this Agreement and to the conservation and protection of the Liquidating Trust Estate and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Liquidating Trustees receive any property, make any distribution, satisfy or discharge any obligation, claim, liability or expense or otherwise take any action which is inconsistent with a complete liquidation of the Liquidating Trust.



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     6.2   SPECIFIC POWERS OF LIQUIDATING TRUSTEES.  Subject to the
provisions herein, the Liquidating Trustees shall have the following specific powers in addition to any powers conferred upon them by any other Section or provision of this Agreement of Trust; provided, however, that enumeration of the following powers shall not be considered in any way to limit or control the power of the Liquidating Trustees to act as specifically authorized by any other Section or provision of this Agreement or to act in such a manner as the Liquidating Trustees may deem necessary or appropriate to carry out the purpose of the Liquidating Trust or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement.

           (a) To determine the terms on which assets comprising the Liquidating Trust Estate should be sold or otherwise disposed of and to cause the sale of such assets;

           (b) To collect and receive any and all money and other property of whatsoever kind or nature due to or owing or belonging to the Liquidating Trust and to give full discharge and acquittance therefor;

           (c) Pending sale or other disposition or distribution, to retain all or any assets constituting part of the Liquidating Trust Estate.

The Liquidating Trustees shall not be under any duty to reinvest such part of the Liquidating Trust Estate as may be in cash, or as may be converted into cash, nor shall the Liquidating Trustees be chargeable with interest thereon except to the extent that interest may be paid to the Liquidating Trustees on such cash amounts;

           (d) To retain and set aside such funds of the Liquidating Trust Estate as the Liquidating Trustees shall deem necessary or expedient to pay or provide for the payment of (i) unpaid claims, liabilities, debts or other obligations of the Partnership or the Liquidating Trust, (ii) contingencies, and (iii) the expenses of administering the Liquidating Trust Estate;

           (e) To do and perform any acts or things necessary or appropriate to carry out the purpose of the Liquidating Trust, including acts or things necessary or appropriate to maintain assets held by the Liquidating Trustees pending sale or other disposition thereof or distribution thereof to the Beneficiaries;

           (f) To employ such agents and advisors (which may include the Liquidating Trustees, one or more of the Beneficiaries, or corporations or partnerships owned or controlled by the Liquidating Trustees or Beneficiaries (including JMB Realty Corporation) and to confer upon them such authority as the Liquidating Trustees may deem necessary, appropriate or expedient, and to pay reasonable compensation therefor from the Liquidating Trust Estate; provided that any such agreements or arrangements with a person or entity affiliated with any of the Liquidating Trustees shall be on terms no less favorable to the Liquidating Trust than those available to the Liquidating Trust in similar agreements or arrangements with unaffiliated third parties, and such agreements or arrangements shall be terminable, without penalty, on 60 days' prior written notice by the Liquidating Trust;

           (g) To cause any investments of the Liquidating Trust Estate to be registered and held in the names of the Liquidating Trustees or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;

           (h) To institute or defend actions or declaratory judgments or other actions and to take such other action, in the name of the Liquidating Trust or of the Partnership if otherwise required, as the Liquidating Trustees may deem necessary or desirable to enforce any instruments, contracts, agreements, or causes of action relating to or forming a part of the Liquidating Trust Estate;

           (i) To cancel, terminate, or amend any instruments, contracts, or agreements relating to or forming a part of the Liquidating Trust Estate, and to execute new instruments, contracts or agreements, notwithstanding that the terms of any such instruments, contracts, or agreements may extend beyond the terms of the Liquidating Trust, provided that no such new instrument, contract or agreement shall permit the Liquidating Trustees to engage in any activity prohibited hereunder;

           (j) In the event any of the property which is or may become a part of the Liquidating Trust Estate is situated in any state or other jurisdiction in which the Liquidating Trustees are not qualified to act as Liquidating Trustees, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the property situated in that state or other jurisdiction as a trustee of such property and require from such trustee such security as may be designated by the Liquidating Trustees. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of this Liquidating Trust, except as limited by the Liquidating Trustees and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Liquidating Trustees herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such property. The Liquidating Trustees hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Liquidating Trustees of a written instrument declaring such trustee removed from office, and specifying the effective date of removal;

           (k) To perform any act authorized, permitted, or required under any instrument, contract, agreement, or cause of action relating to or forming a part of the Liquidating Trust Estate, whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement; and

           (l) to settle any and all claims, suits or other actions that are or may be brought by or against the Partnership, Liquidating Trust, Liquidating Trustees or Liquidating Trust Estate.

     6.3   POWERS OF LIQUIDATING TRUSTEES TO DEAL WITH LIQUIDATING TRUST
IN NON-FIDUCIARY CAPACITY. The Liquidating Trustees may, except as limited herein, deal with the Liquidating Trust Estate, including, without limitation, loan property to, borrow property from, purchase property from or otherwise deal with the Liquidating Trust Estate as if they were not Liquidating Trustees thereof.


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                             ARTICLE VII.

                         LIQUIDATING TRUSTEES

     7.1 GENERALLY. The Liquidating Trustees accept and undertake to discharge the Liquidating Trust created by this Agreement, upon the terms and conditions thereof. No Liquidating Trustee shall be subject to any personal liability whatsoever to any person in connection with the Liquidating Trust Estate or the affairs of this Liquidating Trust, except for his own misconduct knowingly and intentionally committed in bad faith. No provision of this Agreement shall be construed to relieve the Liquidating Trustees from liability for their own misconduct knowingly and intentionally committed in bad faith, except that:

           (a) The Liquidating Trustees shall not be required to perform any duties or obligations except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Liquidating Trustees.

           (b) In the absence of bad faith on the part of the Liquidating Trustees, the Liquidating Trustees may conclusively rely, as to the truth, accuracy and completeness thereof, on the statements and certificates or opinions furnished to the Liquidating Trustees and conforming to the requirements of this Agreement.

           (c) The Liquidating Trustees shall not be liable for any error of judgment made in good faith.

           (d) The Liquidating Trustees shall not be liable with respect to any action taken or omitted to be taken by them in accordance with the direction of Beneficiaries having aggregate Beneficial Interests of more than 50% of all Beneficial Interests relating to the time, method, and place of conducting any proceeding for any remedy available to the Liquidating Trustees, or exercising any trust or power conferred upon the Liquidating Trustees under this Agreement.

     7.2 RELIANCE BY LIQUIDATING TRUSTEES. Except as otherwise provided in Section 7.1:

           (a) The Liquidating Trustees may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

           (b) The Liquidating Trustees may consult with legal counsel to be selected by them, and the Liquidating Trustees shall not be liable for any action taken or suffered by them in accordance with the advice of such counsel.

           (c) Persons dealing with the Liquidating Trustees shall look only to the Liquidating Trust Estate to satisfy any liability incurred by the Liquidating Trustees in good faith to any such person in carrying out the terms of this Liquidating Trust, and the Liquidating Trustees shall have no personal or individual obligation to satisfy any such liability.

     7.3 INDEMNIFICATION OF LIQUIDATING TRUSTEES. The Liquidating Trustees shall be indemnified by and receive reimbursement from the Liquidating Trust Estate against and from any and all loss, liability or damage which such Liquidating Trustees may incur or sustain, in good faith, in the exercise and performance of any of the powers and duties of such Liquidating Trustees under this Agreement; however, no party other than the Liquidating Trustees shall have the right to cause the Liquidating Trust to indemnify the Liquidating Trustees. The Liquidating Trustees may purchase with assets of the Liquidating Trust Estate, such insurance as they feel, in the exercise of their discretion, adequately insures that they shall be indemnified against any such loss, liability or damage pursuant to this Section.

     7.4 NO DUTY NOT TO COMPETE. The Liquidating Trustees, in their individual capacity or through corporations, partnerships or other entities which they control or in which they have an interest, may engage in or possess any interest in any business venture, including, but not limited to, the ownership, financing, management of real property, or the investment of securities, or the provision of any services in connection with such activities. No Liquidating Trustee has any duty to present any business opportunity to the Liquidating Trust before taking advantage of such opportunity either in his individual capacity or through participation in any entity.


ARTICLE VIII.

PROTECTION OF PERSONS DEALING WITH THE LIQUIDATING TRUSTEES

     8.1 ACTION BY LIQUIDATING TRUSTEES. Except as otherwise provided by resolution adopted or approved by a majority of the Liquidating Trustees, all action with respect to the disposition and distribution of the Liquidating Trust Estate required or permitted to be taken by the Liquidating Trustees, in their capacity as Liquidating Trustees, may be taken by approval, consent, vote or resolution authorized by any of the Liquidating Trustees then serving.

     8.2 RELIANCE ON STATEMENT BY LIQUIDATING TRUSTEES. Any person dealing with the Liquidating Trustees shall be fully protected in relying upon the Liquidating Trustees' certificate signed by any Liquidating Trustee that they have authority to take any action under this Liquidating Trust. Any person dealing with the Liquidating Trustees shall be fully protected in relying upon the Liquidating Trustees' certificate setting forth the facts concerning the calling of any meeting of the Beneficiaries, the giving of notice thereof, and the action taken at such meeting, including the aggregate Beneficial Interests of Beneficiaries taking such action.

     8.3 APPLICATION OF MONEY PAID OR TRANSFERRED TO LIQUIDATING TRUSTEES. No person dealing with the Liquidating Trustees shall be required to follow the application by the Liquidating Trustees of any money or property which may be paid or transferred to the Liquidating Trustees.


ARTICLE IX.

COMPENSATION OF LIQUIDATING TRUSTEES

     9.1   AMOUNT OF COMPENSATION.   In lieu of commissions or other
compensation fixed by law for trustees, each Liquidating Trustee shall receive as compensation for their services as Liquidating Trustees hereunder and as additional compensation from the cash proceeds of the sale of any part of the Liquidating Trust Estate while he is serving as Liquidating Trustee, such compensation as may subsequently be approved by Beneficiaries having aggregate Beneficial Interests of more than 50% of all Beneficial Interests.

     9.2 DATES OF PAYMENT. The compensation payable to the Liquidating Trustees pursuant to the provisions of Section 9.1 shall be paid annually or at such other times as the Beneficiaries having aggregate Beneficial Interests of more than 50% of all Beneficial Interests shall approve.

     9.3 EXPENSES. The Liquidating Trustees shall be reimbursed from the Liquidating Trust Estate for all out-of-pocket expenses reasonably incurred by them or any of their affiliates in the performance of their duties in accordance with this Agreement, including the payment of reasonable fees and/or expenses to agents, advisors or legal counsel.

ARTICLE X.

LIQUIDATING TRUSTEES AND SUCCESSOR LIQUIDATING TRUSTEES

     10.1  NUMBER OF LIQUIDATING TRUSTEES.  Subject to the provisions of
Section 10.3 relating to the period pending the appointment of a successor trustee, there shall be three Liquidating Trustees of the Liquidating Trust.

     10.2 RESIGNATION AND REMOVAL. Any Liquidating Trustee may resign and be discharged from the Liquidating Trust hereby created by delivering such notice to the remaining Liquidating Trustee(s). Such resignation shall become effective on the day specified in such notice or upon the appointment of such Liquidating Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any Liquidating Trustee may be removed at any time, with or without cause, by Beneficiaries having aggregate Beneficial Interests of more than 50% of all Beneficial Interests.

     10.3 APPOINTMENT OF SUCCESSOR. Any time one or more Liquidating Trustees shall resign or be removed, or die or become incapable of action, or be adjudged a bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the remaining Liquidating Trustee(s).

If such vacancy is not filled by the remaining Liquidating Trustee(s) within 30 days, the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor trustee by majority in interest. Pending the appointment of a successor trustee, the remaining Liquidating Trustee(s) then serving may take any action in the manner set forth in
Section 8.1. Beneficiaries holding in the aggregate more than 50% of all Beneficial Interests can appoint one or more additional Liquidating Trustees even if no vacancy exists.

     10.4  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR LIQUIDATING TRUSTEE.
Any successor trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to the other remaining Liquidating Trustees (notice of any such appointment of a successor trustee shall be provided to the Beneficiaries in the next report delivered to the Beneficiaries pursuant to Article V hereof) and, in the case of a resignation, to the retiring Liquidating Trustee. Thereupon such successor trustee shall, without any further act, become vested with all the estate, properties, rights, powers, trusts, and duties of his predecessor in the Liquidating Trust hereunder with like effect as if originally named therein, but the retiring Liquidating Trustee shall nevertheless, when requested in writing by the successor trustee, execute and deliver an instrument or instruments conveying and transferring to such successor trustee upon the trust herein expressed, all of the estates, properties, rights, powers and trusts of such retiring Liquidating Trustee, and shall duly assign, transfer, and deliver to such successor trustee all property and money held by him hereunder.

     10.5 BONDS. No bond shall be required of any original Liquidating Trustee hereunder. Unless required by the remaining Liquidating Trustees or a vote of the Beneficiaries holding in the aggregate more than 50% of all Beneficial Interests prior to a successor trustee's acceptance of an appointment as such pursuant to Section 10.4, or unless a bond is required by law, no bond shall be required of any successor trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law or unless required by the Beneficiaries (in the case of a successor trustee). If a bond is required by a vote of the Beneficiaries holding in the aggregate more than 50% of all Beneficial Interests, the Beneficiaries shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

ARTICLE XI.

CONCERNING THE  BENEFICIARIES

     11.1  EVIDENCE OF ACTION BY BENEFICIARIES.  Whenever in this
Agreement it is provided that the Beneficiaries may take any action (including any vote, the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Liquidating Trustee, the appointment of a successor trustee, or the taking of any other action), the fact that at the time of taking any such action, such holders have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by the Beneficiaries in person or by agent or attorney appointed in writing, or (ii) by the record of the Beneficiaries duly called and held in accordance with the provisions of Article XII.

      11.2 LIMITATIONS ON SUITS BY BENEFICIARIES. No Beneficiary shall have any right by virtue of any provision in this Agreement to institute any action or proceeding at law or in equity against any party other than the Liquidating Trustees, upon or under or with respect to the Liquidating Trust Estate or any agreements relating to or forming parts of the Liquidating Trust Estate, and the Beneficiaries do hereby waive any such right.

     11.3 REQUIREMENT OF UNDERTAKING. The Liquidating Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Liquidating Trustees for any action taken or omitted by them as Liquidating Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to any suit by the Liquidating Trustees, and such undertaking shall not be required from the Liquidating Trustees or otherwise required in any suit by any Beneficiary or group of Beneficiaries having aggregate Beneficial Interests of more than 50% of all Beneficial Interests.


ARTICLE XII.

MEETING OF BENEFICIARIES

     12.1 PURPOSE OF MEETINGS. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit Beneficiaries having specified aggregate Beneficial Interests to take either acting alone or with the Liquidating Trustees.

     12.2 MEETING CALLED BY LIQUIDATING TRUSTEES. A majority of the Liquidating Trustees then serving may at any time call a meeting of the Beneficiaries to be held at such time and at such place within or outside the State of Illinois as the Liquidating Trustees shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Liquidating Trustees (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Liquidating Trustees.

     12.3 MEETING CALLED ON REQUEST OF BENEFICIARIES. Within 30 days after written request to the Liquidating Trustees by Beneficiaries having aggregate Beneficial Interests of 10% or more of all Beneficial Interests to call a meeting of all the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Liquidating Trustees shall proceed under the provisions of Section 12.2 to call a meeting of the Beneficiaries, and if the Liquidating Trustees fail to call such meeting within such 30-day period then such meeting may be called by the Beneficiaries having aggregate Beneficial Interests of 10% or more of all Beneficial Interests or by their designated representative.

     12.4 PERSONS ENTITLED TO VOTE AT MEETING OF BENEFICIARIES. Each Beneficiary retaining rights to distributions from the Liquidating Trust Estate on the record date shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized.

     12.5 QUORUM. At any meeting of Beneficiaries, the presence of Beneficiaries having aggregate Beneficial Interests sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum, but if less than a quorum be present, Beneficiaries having aggregate Beneficial Interests of more than 50% of the aggregate Beneficial Interests of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.

     12.6 ADJOURNMENT OF MEETING. Any meeting of Beneficiaries at which a quorum is present may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

     12.7 CONDUCT OF MEETINGS. The Liquidating Trustees shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. The Chairman of the meeting shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting his verified written report.

     12.8 RECORD OF MEETING. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Liquidating Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

     12.9 ACTION WITHOUT A MEETING. Any action may be taken by the Beneficiaries without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by Beneficiaries having aggregate Beneficial Interests not less than the percentage that would be necessary to authorize or take such action at a meeting.

     12.10 WAIVER OF NOTICE. Whenever notice is required to be given under this Article, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated in such Article for such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Beneficiaries need be specified in any written waiver of notice.

     12.11 REQUIRED VOTE. Unless specified elsewhere in this Agreement, a vote of Beneficiaries holding aggregate Beneficial Interests of more than 50% of all Beneficial Interests is required to approve of any action or proposal submitted to the Beneficiaries for a vote at a meeting.

ARTICLE XIII.

AMENDMENTS

     13.1 CONSENT OF BENEFICIARIES. At the direction or with the consent (evidenced in the manner provided in Section 11.1) of Beneficiaries having aggregate Beneficial Interests of more than 50% of all Beneficial Interests, the Liquidating Trustees shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments hereto, provided, however, that no such amendment shall permit the Liquidating Trustees to engage in any activity prohibited hereunder or affect the Beneficiaries' rights to receive their pro rata shares of the Liquidating Trust Estate at the time of distribution or otherwise materially and adversely affect the rights of the Beneficiaries. In addition to any amendments otherwise authorized herein, this Agreement may be amended from time to time by the Liquidating Trustees, without the consent of any of the Beneficiaries, (i) to add to the representations, duties or obligations of the Liquidating Trustees or surrender any right or power granted to the Liquidating Trustees herein; and (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; provided, however, that no amendment shall be adopted pursuant to this Section 13.1 unless the adoption thereof (1) is for the benefit of or not adverse to the interests of the Beneficiaries; and (2) does not alter the interest of a Beneficiary in any way without the consent of the Beneficiaries adversely affected thereby.

     13.2 NOTICE AND EFFECT OF AMENDMENT. Promptly after the execution by the Liquidating Trustees of any such declaration of amendment, the Liquidating Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Liquidating Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Liquidating Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities of the Liquidating Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised, and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.


ARTICLE XIV.

MISCELLANEOUS PROVISIONS

     14.1 FILING DOCUMENTS. This Agreement shall be filed or recorded in the office of the Recorder of Deeds of Cook County, Illinois, and in such other office or offices as the Liquidating Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be available at all reasonable times for inspection by any Beneficiary or his duly authorized representative at 900 North Michigan Avenue, Suite 1900, Chicago, Illinois, 60611. The Liquidating Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Liquidating Trustees shall file or record any instrument which relates to any change in the office of Liquidating Trustees in the same places where the original Agreement is filed or recorded.

     14.2 INTENTION OF PARTIES TO ESTABLISH LIQUIDATING TRUST; FEDERAL INCOME TAX INTENTIONS. This Agreement is not intended to create and shall not be interpreted as creating an association, partnership, corporation or joint venture of any kind. It is intended as a trust to be governed and construed in all respects as a trust. It is intended that the Liquidating Trust be classified for federal income tax purposes as a "liquidating trust" within the meaning of U.S. Treasury Regulation 301.7701-4(d). The Beneficiaries are intended to be treated for federal income tax purposes as having received the Funds from the Partnership in complete liquidation of their Partnership Interests and then as having contributed the Funds to the Liquidating Trust. The Beneficiaries will be treated as the grantors and deemed owners of the Liquidating Trust and they will be treated for federal income tax purposes as owning undivided interests in its assets.

     14.3 LAWS AS TO CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, and the Partnership, the Liquidating Trustees, the partners of the Partnership and the Partnership Interest Holders consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

     14.4 SEPARABILITY. In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     14.5 NOTICES. Any notice or other communication by the Liquidating Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if given by being deposited, postage prepaid, in a post office or letter box addressed to such person at his address as shown in the records of the Liquidating Trustees.

     14.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and acknowledged, effective this _____ day of December, 1998.

                            LIQUIDATING TRUSTEES:


                            _________________________________
                            H. Rigel Barber


                            _________________________________
                            Jeffrey A. Gluskin


                            _________________________________
                            Gary Nickele


                            JMB INCOME PROPERTIES, LTD.-XIII

                            By:   JMB Realty Corporation
                                  Managing General Partner

                                  By:  ______________________________

                                  Its  ______________________________


                            By:   ABPP Associates, L. P .
                                  Associate General Partner

                                  By:  JMB Realty Corporation
                                       General Partner

                                  By:  ____________________________

                                  Its: ____________________________

                            By:   Income Partners-XIII
                                  Associate General Partner

                                  By:  AGPP Associates, L. P.
                                       General Partner

                                  By:  JMB Realty Corporation
                                       General Partner

                                  By:  ____________________________

                                  Its: ____________________________